EXHIBIT 10.26

          WAIVER AND FIRST AMENDMENT, dated as of April 9, 1996, to the CREDIT AGREEMENT, dated as of January 19, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among NATIONAL EDUCATION CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders") and BZW Division of Barclays Bank PLC as agent for the Lenders (in such capacity, the "Agent").

                             W I T N E S S E T H:

          WHEREAS, the Borrower has requested the Lenders to amend and waive certain provisions of the Credit Agreement upon the terms and conditions set forth herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

          1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          2. Amendment to Credit Agreement. Schedule 8.2 of the Credit Agreement is hereby amended by (i) deleting items 1 and 2 of Schedule 8.2 and
(ii) inserting the following in lieu thereof:

          "1. Revolving Credit Facility from Steck-Vaughn Publishing Corporation as Lender to National Education Corporation as Borrower dated March 1, 1995, in the maximum principal amount of $5 million secured by a pledge of the Steck-Vaughn Publishing Corporation common stock owned by National Education Corporation.

          2. Revolving Credit Facility from NationsBank as Lender to Steck-Vaughn Publishing Corporation as Borrower dated February 28, 1995, in the maximum principal amount of $15,000,000 the first $5 million of which is unsecured but borrowings in excess of $5 million are secured by a pledge of the Steck-Vaughn accounts receivables and inventories."

          3. Waivers to Credit Agreement. (a) The undersigned Lenders hereby waive the provisions of subsection 8.2(b) of the Credit Agreement to the extent and only to the extent that such subsection would be violated by the failure of ~e Borrower to repay the intercompany loan from SV to the Borrower by March 31, 1996; provided, however that such repayment is made by June 30, 1996.

          (b) The undersigned Lenders hereby waive the provisions of subsection 8.10(c) of the Credit Agreement to the extent and only to the extent that such subsection would be violated by the failure of the Borrower to have positive consolidated income for the two most recently completed fiscal quarters prior to making its acquisition of Edunetics.

          7. Effective Date. This Waiver and First Amendment shall become effective on the date hereof (the "Effective Date").

          8. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that each of the representations and warranties made by the Borrower in the Loan Documents are true and correct on and as of the Effective Date, after giving effect to the effectiveness of this Waiver and First Amendment, as if made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

          9. Payment of Expenses. The Borrower agrees to reimburse the Agent for all of its reasonable costs and expenses incurred in connection with the preparation, execution and delivery of this Waiver and First Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including without limitation the reasonable fees and disbursements of counsel to the Agent.

          10. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement and each of the other Loan Documents are and shall remain in full force and effect.

          11. Governing Law. This Waiver and First Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          12. Counterparts. This Waiver and First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Waiver and First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          13. Guarantors' Consent. By signing below, each Guarantor party to the Global Security Agreement consents to the execution and delivery of this Waiver and First Amendment and reaffirms its respective obligations under the Global Security Agreement.

          IN WITNESS WHEREOF, the undersigned have caused this Waiver and First Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

NATIONAL EDUCATION CORPORATION


By:  /s/
     _________________________
     Name:     Keith K. Ogata
     Title:    Vice President, Chief Financial Officer
               and Treasurer

BZW DIVISION OF BARCLAYS BANK PLC,
as Agent and as a Lender



By:  /s/
     ____________________________
     Name:
     Title:



ICS LEARNING SYSTEMS, INC.



By:  /s/
     ______________________________
     Name:     Keith K. Ogata
     Title:    Vice President, Chief Financial Officer
               and Treasurer



INTERNATIONAL CORRESPONDENCE SCHOOLS, INC.



By:  /s/
     ______________________________________________
     Name:     Keith K. Ogata
     Title:    Vice President, Chief Financial Officer
               and Treasurer




ICS INTANGIBLES HOLDING COMPANY



By:  /s/
     _____________________________________
     Name:     Keith K. Ogata
     Title:    Vice President, Chief Financial Officer
               and Treasurer

NETG HOLDING, INC.




By:  /s/
     ________________________________
     Name:     Keith K. Ogata
     Title:    Vice President, Chief Financial Officer
               and Treasurer



NATIONAL EDUCATION TRAINING GROUP, INC.



By:  /s/
     _______________________________
     Name:     Keith K. Ogata
     Title:    Vice President, Chief Financial Officer
               and Treasurer




NATIONAL EDUCATION INTERNATIONAL CORP.



By:  /s/
     ______________________________
     Name:     Keith K. Ogata
     Title:    Vice President, Chief Financial Officer
               and Treasurer